UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 25, 2011

TBS INTERNATIONAL PLC

(Exact name of Registrant as Specified in its Charter)

Ireland	001-34599	98-0646151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

Arthur Cox Building

Earlsfort Terrace

Dublin 2, Ireland

(Address of principal executive offices)

+1 353(0) 1 618 0000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Credit Facility Amendments

On January 31, 2011, TBS International plc (the “Company”) announced that it had entered into amendments of its credit facilities (the “Amendments”) with all of its lenders (the “Lenders”).  The Amendments, which became effective January 28, 2011, are as follows:

•                  Second Amended and Restated Credit Agreement, dated as of January 27, 2011, by and among Albemarle Maritime Corp., Arden Maritime Corp., Avon Maritime Corp., Birnam Maritime Corp., Bristol Maritime Corp., Chester Shipping Corp., Cumberland Navigation Corp., Darby Navigation Corp., Dover Maritime Corp., Elrod Shipping Corp., Exeter Shipping Corp., Frankfort Maritime Corp., Glenwood Maritime Corp., Hansen Shipping Corp., Hartley Navigation Corp., Henley Maritime Corp., Hudson Maritime Corp., Jessup Maritime Corp., Montrose Maritime Corp., Oldcastle Shipping Corp., Quentin Navigation Corp., Rector Shipping Corp., Remsen Navigation Corp., Sheffield Maritime Corp., Sherman Maritime Corp., Sterling Shipping Corp., Stratford Shipping Corp., Vedado Maritime Corp., Vernon Maritime Corp. Windsor Maritime Corp., TBS International plc, TBS International Limited, TBS Shipping Services Inc., Bank of America, N.A., Citibank, N.A., DVB Bank SE, TD Bank, N.A., Keybank National Association, Capital One Leverage Finance Corp., Compass Bank (as successor in interest to Guaranty Bank), Merrill Lynch Commercial Finance Corp., Webster Bank National Association, Comerica Bank and Tristate Capital Bank (the “Bank of America Amendment”).

•                  Amending and Restating Agreement, dated January 27, 2011, among Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp., Sunswyck Maritime Corp., The Royal Bank of Scotland plc., Citibank, N.A., Landesbank Hessen-Thüringen Girozentrale, Norddeutsche Landesbank Girozentrale, Santander UK PLC, and Bank of America, N.A. (the “RBS Amendment”).

•                  Fifth Amendatory Agreement, dated as of January 27, 2011, among Bedford Maritime Corp., Brighton Maritime Corp., Hari Maritime Corp., Prospect Navigation Corp., Hancock Navigation Corp., Columbus Maritime Corp., Whitehall Marine Transport Corp., TBS International Limited, TBS Holdings Limited, TBS International Public Limited Company, DVB Group Merchant Bank (Asia) Ltd., DVB Bank SE, The Governor and Company of the Bank of Ireland and Natixis (the “DVB Amendment”).

•                  Fourth Amendment to Loan Agreement, dated January 27, 2011, by and among Amoros Maritime Corp., Lancaster Maritime Corp., Chatham Maritime Corp., Sherwood Shipping Corp., TBS International Limited, TBS Holdings Limited, TBS International Public Limited Company and AIG Commercial Equipment Finance, Inc. (the “AIG Amendment”).

•                  Supplemental Agreement No. 2, dated January 27, 2011, among Grainger Maritime Corp., TBS International Limited, TBS Worldwide Services, Inc., TBS Holdings Limited, TBS International Public Limited Company and Joh. Berenberg, Gossler & Co. KG (the “Berenberg Amendment”).

•                  Supplemental Agreement, dated January 27, 2011, among Dyker Maritime Corp., TBS International Limited, TBS Shipping Services Inc., TBS International plc and Commerzbank AG (the “Commerzbank Amendment”).

•                  Supplemental Agreement, dated January 27, 2011, among Claremont Shipping Corp., Yorkshire Shipping Corp., TBS International Limited, TBS International Public Limited Company and Credit Suisse AG (the “Credit Suisse Amendment”).

•                  Letter Agreement, dated January 26, 2011, with respect to Bareboat Charter Party dated as of January 24, 2007 (as amended and supplemented) among Adirondack Shipping LLC, as Owner, Fairfax Shipping Corp., as Charterer, and the Guarantors named therein.

•                  Letter Agreement, dated January 26, 2011, with respect to Bareboat Charter Party dated as of January 24, 2007 (as amended and supplemented) among Rushmore Shipping LLC, as Owner, Beekman Shipping Corp., as Charterer, and the Guarantors named therein.

•                  Agreement, dated January 27, 2011, with respect to:  (a) the Second Amended and Restated Credit Agreement, dated as of January 28, 2011, among Albemarle Maritime Corp. and each of the other borrowers named therein, TBS International plc, TBS International Limited, TBS Shipping Services Inc., each of the lenders party thereto, Bank of America, N.A., Citibank, N.A., DVB Bank SE, TD Bank, N.A., and Banc of America Securities LLC and (b) certain interest rate swap transactions entered into in connection with and pursuant to that certain Master Agreement dated as of June 28, 2005 among the Borrowers, TBS International Limited and Bank of America, N.A.

The Amendments restructure the Company’s debt obligations by revising the principal repayment schedules under the Credit Facilities, waiving any existing defaults, revising the financial covenants, including covenants related to the Company’s consolidated leverage ratio, consolidated interest coverage ratio and minimum cash liquidity, and modifying other terms of the Credit Facilities.

The following is a summary, as of January 28, 2011, of the principal financial covenants in place after the Amendments:

Minimum Consolidated Interest Charges Coverage Ratio

A ratio of (x) consolidated EBITDA, as defined in the agreements, to (y) consolidated interest expense of not less than:

•      3.35 to 1.00 for each four fiscal quarter period ending through December 31, 2011;

•      3.70 to 1.00 for each four fiscal quarter period ending between March 31, 2012 through December 31, 2012;

•      4.30 to 1.00 for each four fiscal quarter period ending between March 31, 2013 through June 30, 2013;

•      4.75 to 1.00 for each four fiscal quarter period ending between September 30, 2012 through December 31, 2013; and

•      5.20 to 1.00 for each four fiscal quarter period ending March 31, 2014 and thereafter.

Maximum Consolidated Leverage Ratio

A ratio of (x) consolidated funded indebtedness to (y) consolidated EBITDA of not more than:

•      4.00 to 1.00 for each four fiscal quarter period ending through December 31, 2011;

•      3.65 to 1.00 for each four fiscal quarter period ending between March 31, 2012 through December 31, 2012;

•      3.20 to 1.00 for each four fiscal quarter period ending between March 31, 2013 through June 30, 2013;

•      2.75 to 1.00 for each four fiscal quarter period ending September 30, 2013 through December 31, 2013; and

•      2.50 to 1.00 for each four fiscal quarter period ending thereafter.

Minimum Cash Liquidity	Aggregate daily closing balances of qualified cash, which is defined in the agreements as cash and cash equivalents, of not less than $15.0 million on average in any calendar week.

The Bank of America Amendment provides for two tranches of loans, a Term Loan 1, which bears interest at LIBOR plus 5.00% or the base rate (as defined therein) plus 4.00%, and a Term Loan 2, which bears interest at LIBOR plus 5.00% through December 30, 2012, rising 0.25% on December 31, 2012 and semiannually thereafter through December 31, 2013 or the base rate plus 4.00% through December 30, 2012, rising 0.25% on December 31, 2012 and semiannually thereafter through December 31, 2013 (subject, in each case, to a floor of LIBOR plus 1.50%).  A portion of the interest payable on Term Loan 2, representing 1.00% per year, will accrue through maturity and will not be paid in cash.  The interest rate applicable under the RBS Amendment is LIBOR plus 4.25%, the interest rate applicable under the DVB Amendment is LIBOR plus 5.75%, the interest rate applicable under the AIG Amendment is fixed at 10%, the interest rate applicable under the Berenberg Amendment is LIBOR plus 5.00%, the interest rate applicable under the Commerzbank Amendment is LIBOR plus 4.00% and the interest rate applicable under the Credit Suisse Amendment is LIBOR plus 4.00%

The maturity date for the facility with Commerzbank is June 30, 2011, the maturity date for the facilities with DVB and Berenberg is June 30, 2014, the maturity date for the facility with AIG is July 1, 2014, the maturity date for the facility with RBS is September 9, 2014 and the maturity date for the facility with Credit Suisse is March 31, 2018.  The maturity date for the Bank of America Term Loan 1 is March 31, 2012 and the maturity date for the Term Loan 2 is June 30, 2014.

The Company incurred approximately $6.6 million in fees and costs related to the amendments to the credit facilities.  Copies of the Amendments are attached hereto as Exhibits 10.1 through 10.10 and are incorporated herein by reference.

Investment Agreement

As a condition to the Lenders’ willingness to agree to the Amendments, the Lenders required three significant shareholders (the “Investors”) who also are members of the Company’s management to agree to provide up to $10.0 million of new equity in the form of Series B Preference Shares of the Company (“Series B Preference Shares”).  Consequently, on January 25, 2011, the Company executed an investment agreement (the “Investment Agreement”) with the Investors, who are:  Joseph Royce (the Company’s President and Chief Executive Officer and the Chairman of the Board), Gregg McNelis (the Company’s Senior Executive Vice President and Chief Operating Officer) and Lawrence Blatte (the Company’s Senior Executive Vice President).

The following is a summary of the principal obligations of the Company and Investors under the Investment Agreement:

•                  upon the closing of the Amendments, the Company agreed to sell, and the Investors agreed to purchase, an aggregate of 30,000 Series B Preference Shares at a price of $100 per share (allocated pro rata amongst the Investors based on their current relative beneficial ownership of our ordinary shares);

•                  the Company has agreed to conduct a rights offering (the “Rights Offering”) pursuant to which the Company’s ordinary shareholders will be entitled to receive subscription rights for the purchase of Series A Preference Shares with the same terms and conditions as the Series B Preference Shares issued to the Investors;

•                  if, prior to the closing of the rights offering, our board of directors determines, in its good faith judgment, that we need additional liquidity, the board of directors may require the Investors to contribute up to an aggregate additional $7.0 million to the Company in exchange for additional Series B Preference Shares at a price of $100 per share; and

•                  the Company has agreed to sell, and the Investors have agreed to purchase, an aggregate of 70,000 Series B Preference Shares at a price of $100 per share; provided that this commitment to purchase additional Series B Preference Shares will be reduced, share for share, by the number of Series A Preference Shares issued in connection with the Rights Offering and by the number of Series B Preference Shares issued as a result of any liquidity calls by our board of directors.

The Investors have not received, and will not receive, compensation for their commitment to purchase the Company’s Series B Preference Shares.  A copy of the Investment Agreement is attached hereto as Exhibit 10.11 and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 is incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

On January 28, 2011, TBS International plc, pursuant to the terms of the Investment Agreement, issued 30,000 Series B Preference Shares to the Investors in exchange for a cash purchase price of $3.0 million pursuant to the exemption from the registration requirements afforded by Section 4(2) of the Securities Act of 1933, as amended.  The Series B Preference Shares are convertible at any time into Class B ordinary shares of the Company at a conversion rate of 25.0 Class B ordinary shares for each Series B Preference Share.  No discounts or commissions were paid in connection with this private placement.  The information under Item 1.01 is incorporated herein by reference.

Item 3.03.  Material Modification to Rights of Security Holders.

Effective January 25, 2011, the Company established two series of preference shares by executing a Certificate of Designation with Respect to the Powers, Preferences and Relative, Optional and Other Special Rights of Series A Preference Shares and Series B Preference Shares of TBS International plc, which is attached to this Current Report as Exhibit 3.1 and is incorporated herein by reference.  Subject to certain exceptions, the Series A Preference Shares and Series B Preference Shares are convertible at the holder’s option into Series A ordinary shares and Series B ordinary shares, respectively, of the Company, in each case at an initial conversion rate of 25.0 ordinary shares per preference share.  This conversion rate is subject to limited anti-dilution adjustments for stock splits and reclassifications affecting the applicable series of ordinary shares.  Both series of preference shares have an initial liquidation preference of $100 per preference share.  This liquidation preference will increase at a rate of 6.0% per year, compounded semiannually on each June 30 and December 31 through December 31, 2014.  Beginning December 31, 2014, cash dividends will accrue on both series of preference shares at a rate of 6.0% of the liquidation preference per year, payable semiannually in arrears.  Both series rank senior to the Company’s ordinary shares and junior to the Company’s existing and future debt obligations.  Neither series of preference shares carries voting rights, except as to adverse changes to the terms of the preference shares, adverse changes to the Company’s Memorandum and Articles of Association or as otherwise required by law.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The description under Item 3.03 is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On January 28, 2011, TBS International plc issued a press release announcing amendments to its credit facilities and the commitment by certain significant shareholders who are members of management to provide new equity.  The press release is attached as Exhibit 99.1 hereto and incorporated in this Item 7.01 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

3.1

Statement with Respect to the Powers, Preferences and Relative, Optional and Other Special Rights of Series A Preference Shares and Series B Preference Shares of TBS International plc and Qualifications, Limitations and Restrictions Thereof

10.1

Second Amended and Restated Credit Agreement, dated as of January 27, 2011, by and among Albemarle Maritime Corp., Arden Maritime Corp., Avon Maritime Corp., Birnam Maritime Corp., Bristol Maritime Corp., Chester Shipping Corp., Cumberland Navigation Corp., Darby Navigation Corp., Dover Maritime Corp., Elrod Shipping Corp., Exeter Shipping Corp., Frankfort Maritime Corp., Glenwood Maritime Corp., Hansen Shipping Corp., Hartley Navigation Corp., Henley Maritime Corp., Hudson Maritime Corp., Jessup Maritime Corp., Montrose Maritime Corp., Oldcastle Shipping Corp., Quentin Navigation Corp., Rector Shipping Corp., Remsen Navigation Corp., Sheffield Maritime Corp., Sherman Maritime Corp., Sterling Shipping Corp., Stratford Shipping Corp., Vedado Maritime Corp., Vernon Maritime Corp. Windsor Maritime Corp., TBS International plc, TBS International Limited, TBS Shipping Services Inc., Bank of America, N.A., Citibank, N.A., DVB Bank SE, TD Bank, N.A., Keybank National Association, Capital One Leverage Finance Corp., Compass Bank (as successor in interest to Guaranty Bank), Merrill Lynch Commercial Finance Corp., Webster Bank National Association, Comerica Bank and Tristate Capital Bank (the “Bank of America Amendment”) (Exhibit 10.1).

10.2

Amending and Restating Agreement, dated January 27, 2011, among Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp., Sunswyck Maritime Corp., The Royal Bank of Scotland plc., Citibank, N.A., Landesbank Hessen-Thüringen Girozentrale, Norddeutsche Landesbank Girozentrale, Santander UK PLC, and Bank of America, N.A. (the “RBS Amendment”) (Exhibit 10.2).

10.3

Fifth Amendatory Agreement, dated as of January 27, 2011, among Bedford Maritime Corp., Brighton Maritime Corp., Hari Maritime Corp., Prospect Navigation Corp., Hancock Navigation Corp., Columbus Maritime Corp., Whitehall Marine Transport Corp., TBS International Limited, TBS Holdings Limited, TBS International Public Limited Company, DVB Group Merchant Bank (Asia) Ltd., DVB Bank SE, The Governor and Company of the Bank of Ireland and Natixis (the “DVB Amendment”) (Exhibit 10.3).

10.4

Fourth Amendment to Loan Agreement, dated January 27, 2011 by and among Amoros Maritime Corp., Lancaster Maritime Corp., Chatham Maritime Corp., Sherwood Shipping Corp., TBS International Limited, TBS Holdings Limited, TBS International Public Limited Company and AIG Commercial Equipment Finance, Inc. (the “AIG Amendment”) (Exhibit 10.4).

10.5

Supplemental Agreement No. 2, dated January 27, 2011, among Grainger Maritime Corp., TBS International Limited, TBS Worldwide Services, Inc., TBS Holdings Limited, TBS International Public Limited Company and Joh. Berenberg, Gossler & Co. KG (the “Berenberg Amendment”) (Exhibit 10.5).

10.6

Supplemental Agreement, dated January 26, 2011, among Dyker Maritime Corp., TBS International Limited, TBS Shipping Services Inc., TBS International plc and Commerzbank AG (the “Commerzbank Amendment”) (Exhibit 10.6).

10.7

Supplemental Agreement, dated January 26, 2011, among Claremont Shipping Corp., Yorkshire Shipping Corp., TBS International Limited, TBS International Public Limited Company and Credit Suisse AG (the “Credit Suisse Amendment”) (Exhibit 10.7).

10.8

Letter Agreement, dated January 27, 2011, with respect to Bareboat Charter Party dated as of January 24, 2007 (as amended and supplemented) among Adirondack Shipping LLC, as Owner, Fairfax Shipping Corp., as Charterer, and the Guarantors named therein.

10.9

Letter Agreement, dated January 27, 2011, with respect to Bareboat Charter Party dated as of January 24, 2007 (as amended and supplemented) among Rushmore Shipping LLC, as Owner, Beekman Shipping Corp., as Charterer, and the Guarantors named therein.

10.10

Agreement, dated January 27, 2011, with respect to: (a) the Second Amended and Restated Credit Agreement, dated as of January 27, 2011, among Albemarle Maritime Corp. and each of the other entities identified on the signature pages thereof as borrowers, TBS International plc, TBS International Limited, TBS Shipping Services Inc., each of the financial institutions party thereto as lenders, Bank of America, N.A., Citibank, N.A., DVB Bank SE, TD Bank, N.A., and Banc of America Securities LLC and (b) certain interest rate swap transactions entered into in connection with and pursuant to that certain Master Agreement dated as of June 28, 2005 among the Borrowers, TBS International Limited and Bank of America, N.A.

10.11	Investment Agreement, by and among TBS International plc, Joseph Royce, Gregg McNelis and Lawrence Blatte.

99.1	Press Release of TBS International plc, dated January 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TBS INTERNATIONAL PLC

Date: January 31, 2011	By:	/s/ Ferdinand V. Lepere
		Name:	Ferdinand V. Lepere
		Title:	Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1

Statement with Respect to the Powers, Preferences and Relative, Optional and Other Special Rights of Series A Preference Shares and Series B Preference Shares of TBS International plc and Qualifications, Limitations and Restrictions Thereof

10.1

Second Amended and Restated Credit Agreement, dated as of January 27, 2011, by and among Albemarle Maritime Corp., Arden Maritime Corp., Avon Maritime Corp., Birnam Maritime Corp., Bristol Maritime Corp., Chester Shipping Corp., Cumberland Navigation Corp., Darby Navigation Corp., Dover Maritime Corp., Elrod Shipping Corp., Exeter Shipping Corp., Frankfort Maritime Corp., Glenwood Maritime Corp., Hansen Shipping Corp., Hartley Navigation Corp., Henley Maritime Corp., Hudson Maritime Corp., Jessup Maritime Corp., Montrose Maritime Corp., Oldcastle Shipping Corp., Quentin Navigation Corp., Rector Shipping Corp., Remsen Navigation Corp., Sheffield Maritime Corp., Sherman Maritime Corp., Sterling Shipping Corp., Stratford Shipping Corp., Vedado Maritime Corp., Vernon Maritime Corp. Windsor Maritime Corp., TBS International plc, TBS International Limited, TBS Shipping Services Inc., Bank of America, N.A., Citibank, N.A., DVB Bank SE, TD Bank, N.A., Keybank National Association, Capital One Leverage Finance Corp., Compass Bank (as successor in interest to Guaranty Bank), Merrill Lynch Commercial Finance Corp., Webster Bank National Association, Comerica Bank and Tristate Capital Bank (the “Bank of America Amendment”) (Exhibit 10.1).

10.2

Amending and Restating Agreement, dated January 27, 2011, among Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp., Sunswyck Maritime Corp., The Royal Bank of Scotland plc., Citibank, N.A., Landesbank Hessen-Thüringen Girozentrale, Norddeutsche Landesbank Girozentrale, Santander UK PLC, and Bank of America, N.A. (the “RBS Amendment”) (Exhibit 10.2).

10.3

Fifth Amendatory Agreement, dated as of January 27, 2011, among Bedford Maritime Corp., Brighton Maritime Corp., Hari Maritime Corp., Prospect Navigation Corp., Hancock Navigation Corp., Columbus Maritime Corp., Whitehall Marine Transport Corp., TBS International Limited, TBS Holdings Limited, TBS International Public Limited Company, DVB Group Merchant Bank (Asia) Ltd., DVB Bank SE, The Governor and Company of the Bank of Ireland and Natixis (the “DVB Amendment”) (Exhibit 10.3).

10.4

Fourth Amendment to Loan Agreement, dated January 27, 2011 by and among Amoros Maritime Corp., Lancaster Maritime Corp., Chatham Maritime Corp., Sherwood Shipping Corp., TBS International Limited, TBS Holdings Limited, TBS International Public Limited Company and AIG Commercial Equipment Finance, Inc. (the “AIG Amendment”) (Exhibit 10.4).

10.5

Supplemental Agreement No. 2, dated January 27, 2011, among Grainger Maritime Corp., TBS International Limited, TBS Worldwide Services, Inc., TBS Holdings Limited, TBS International Public Limited Company and Joh. Berenberg, Gossler & Co. KG (the “Berenberg Amendment”) (Exhibit 10.5).

10.6

Supplemental Agreement, dated January 27, 2011, among Dyker Maritime Corp., TBS International Limited, TBS Shipping Services Inc., TBS International plc and Commerzbank AG (the “Commerzbank Amendment”) (Exhibit 10.6).

10.7

Supplemental Agreement, dated January 27, 2011, among Claremont Shipping Corp., Yorkshire Shipping Corp., TBS International Limited, TBS International Public Limited Company and Credit Suisse AG (the “Credit Suisse Amendment”) (Exhibit 10.7).

10.8

Letter Agreement, dated January 26, 2011, with respect to Bareboat Charter Party dated as of January 24, 2007 (as amended and supplemented) among Adirondack Shipping LLC, as Owner, Fairfax Shipping Corp., as Charterer, and the Guarantors named therein.

10.9

Letter Agreement, dated January 26, 2011, with respect to Bareboat Charter Party dated as of January 24, 2007 (as amended and supplemented) among Rushmore Shipping LLC, as Owner, Beekman Shipping Corp., as Charterer, and the Guarantors named therein.

10.10

Agreement, dated January 27, 2011, with respect to: (a) the Second Amended and Restated Credit Agreement, dated as of January 27, 2011, among Albemarle Maritime Corp. and each of the other entities identified on the signature pages thereof as borrowers, TBS International plc, TBS International Limited, TBS Shipping Services Inc., each of the financial institutions party thereto as lenders, Bank of America, N.A., Citibank, N.A., DVB Bank SE, TD Bank, N.A., and Banc of America Securities LLC and (b) certain interest rate swap transactions entered into in connection with and pursuant to that certain Master Agreement dated as of June 28, 2005 among the Borrowers, TBS International Limited and Bank of America, N.A.

10.11	Investment Agreement, by and among TBS International plc, Joseph Royce, Gregg McNelis and Lawrence Blatte.

99.1	Press Release of TBS International plc, dated January 31, 2011.